SCHEDULE 14a
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  X
Filed by the Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
                                                        Confidential, for Use of
                                                        the Commission  Only (as
                                                        permitted     by    Rule
                                                        14a-6(e) (2) )
X  Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                               KENWIN SHOPS, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
     $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-6(i) (2)
or Item 22 (a) (2) of the Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).
     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11 (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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      Fee paid previously with preliminary material.
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      Check box if any part of the fee is offset as  provided  by  Exchange  Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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